Exhibit 99.2

Second Quarter 2026 Investor Presentation West Broad Village | Richmond, VA

2 © CTO Realty Growth, Inc. | ctoreit.com $50M $51M $70M $97M $111M $132M $149M 2020 2021 2022 2023 2024 2025 Q2 2026 $496M $690M $919M $946M $1.3B $1.3B $1.6B 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 6/30/2026 Highlights Income Properties Revenues Enterprise Value As of June 30, 2026 unless otherwise noted. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. $0.53 Core FFO Per Share $223 Implied property value per square foot 184,000 Square feet of comparable leasing activity 6% Comparable leasing spread 87% ABR from Georgia, Florida, North Carolina & Texas 95.4% Leased Occupancy – 400 bps spread to 91.4% occupancy $6.3M SNO Pipeline – 5.8% of in-place ABR $20.67 Cash ABR PSF 10.1% Quarterly same-property NOI growth for shopping Q2 2026 Highlights Annualized

3 © CTO Realty Growth, Inc. | ctoreit.com Shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest Company Overview Unless otherwise noted, metrics are as of June 30, 2026, and reflect a $21.51 per share common stock price for CTO. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. Based on metrics as of June 30, 2026 except for property value which is based on forward twelve months NOI estimate reduced by forecasted capital expenditures 2. Investment and disposition activity includes both properties and structured investments Collection at Forsyth Atlanta, GA 5.8M Square Feet 87% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina 7.1% Annualized Dividend Yield 8.0% Implied Cap Rate 1 $0.6 billion Total Disposition Activity: 2020-Present 2 $1.7 billion Total Acquisition Activity: 2020-Present 2 $636M Net Debt Outstanding $118M Series A Preferred $1.6B Enterprise Value $806M Equity Market Cap

4 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing 2% 31% Cash ABR % Focused on Southeast & Southwest U.S. Percentages listed based on cash ABR excluding the impact of straight-line rent for the Company’s portfolio as of June 30, 2026. Any differences a result of rounding. Texas: 19% of ABR Florida: 23% of ABR Georgia: 31% of ABR North Carolina: 14% of ABR 87% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina

Multiple Avenues of Earnings Growth

Contractual Rent Growth	Property Recycling	Signed-Not-Open (SNO) Pipeline	Outparcel Developments	Structured Investments	Management & Investment of NYSE: PINE
~1.8%	**>100 bps**	**$6.3M**	**10-12%**	**11.7%**	**$8.9M**
Estimated annual portfolio average	History of recycling capital out of low cap rate, stabilized assets and into higher-yielding investment opportunities	Primarily recognized in 2027. New comparable leases historically signed at double digit rent spreads	Low double-digit return on capital expected for 6 outparcel developments	Weighted average yield for structured investments portfolio representing ~15% of undepreciated assets	Of annual income and dividends from managing PINE, representing a $0.4M increase from annualized Q2 results

As of June 30, 2026 unless otherwise noted.

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6 © CTO Realty Growth, Inc. | ctoreit.com KRG KIM BRX UE PECO REG CTO IVT AKR 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Multiple to 2026 Consensus FFO per Share 2026 Consensus FFO per Share Growth vs. 2025A 2026 FFO Growth vs. Valuation 2026E FFO multiples are based on the closing stock price on June 30, 2026, and consensus 2026E FFO estimates per FactSet. Low Valuation Multiple and High FFO Growth Ashford Lane Atlanta, GA

Signed-Not-Open (SNO) Pipeline

SNO pipeline delivers tailwinds from executed leasing as leases commence

$6.3M
cash base rent

400 bps
leased-to-occupied spread

5.8%
of in-place cash rent

$26.07
SNO cash rent PSF

57%
cash base rent from anchor tenants

COOPER'S HAWK WINERY & RESTAURANTS | DICK'S Clothing & Sporting Goods | WILLIAMS SONOMA | JETSET MODERN PILATES | WARBY PARKER | The Cheesecake Factory | Swig | pottery barn kids | CHUCK E. CHEESE

ABR Recognition Timing[1]



$1.2M
$5.8M
$6.3M
2026
2027
2028

SNO Breakdown by % ABR[2]



20%
Within Non-Same Property Pool
48%
Within Shopping Center Same-Property Pool
32%
Within Other Same-Property Pool

As of June 30, 2026 unless otherwise noted. Adjusts for any SNO leases that will be backfilling boxes inhabited as of June 30, 2026. All incremental to revenue (does not include upside to recovery income).

1. ABR Recognition Timing represents the percent of rent within the SNO pipeline that is expected to actually be recognized within each respective period.
2. Same-Store Pool is representative of quarterly pool.

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Outparcel Opportunities

Six Outparcel Development Opportunities to Generate Blended Low Double-Digit Yield on Cost

- Average yield on cost of 10-12%[1]
- ~$30 million[1] of costs spread across 2026 & 2027
- Rent to begin commencing in mid-2027
- At LOI, lease negotiations or executed leases for all outparcels

Shopping Center	Market	Space
Collection at Forsyth 10 acres	Atlanta, GA	Big box – 40k SF & pad
Beaver Creek	Raleigh, NC	Small shops – 15k SF
West Broad Village	Richmond, VA	Small shops – 8k SF
Plaza at Rockwall	Dallas, TX	Small shops – 10k SF
Ashley Park *Lease Executed*	Atlanta, GA	Single tenant – 10k SF
Marketplace at Seminole *Lease Executed*	Orlando, FL	Drive-through



Ashley Park Outparcel
DICK'S
BARNES & NOBLE
BEST BUY
Dillard's
REGAL
FIREHOUSE SUBS

As of June 30, 2026
1. Excluding costs to purchase land

The projects listed above are actively underway. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the "Risk Factors" section of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

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9 © CTO Realty Growth, Inc. | ctoreit.com Portfolio by Asset Type 13% 38% if including shadow-anchored assets 27% 56% As of June 30, 2026 Percentages based on cash ABR excluding the impact of straight-line rent. Excludes 4% of ABR from other assets comprised of mixed-use asset, single tenant retail & office property. Exchange at Gwinnet | Atlanta, GA Collection at Forsyth | Atlanta, GA Marketplace at Seminole | Orlando, FL Grocery-Anchored Retail Lifestyle Power Center

10 © CTO Realty Growth, Inc. | ctoreit.com High-Quality Demographics As of June 30, 2026 unless otherwise noted. 1. Source: Esri; Portfolio average weighted by the Annualized Cash Base Rent of each property. Rank Market Properties SF (000s) % ABR 1 Atlanta, GA 4 1,499 31% 2 Dallas, TX 2 596 9% 3 Charlotte, NC 1 694 9% 4 Richmond, VA 1 392 8% 5 Orlando, FL 3 452 8% 6 Fort Lauderdale, FL 1 509 7% 7 McAllen, TX 1 399 6% 8 Raleigh, NC 1 322 6% 9 Jacksonville, FL 1 211 5% 10 Phoenix, AZ 1 222 4% 11 Houston, TX 1 201 3% 12 Albuquerque, NM 1 212 2% 13 Tampa, FL 1 102 1% 14 Daytona, FL 2 12 1% Total 21 5,823 100% Denotes a MSA with over one million people Bold denotes a Top 30 ULI Market 77% % of ABR from ULI’s Top 30 Markets 1 190,000 Portfolio 5-Mile Population1 $137,000 Portfolio Average 5-Mile Household Income1 Beaver Creek Crossings | Raleigh, NC

11 © CTO Realty Growth, Inc. | ctoreit.com Tenant Overview Rank Tenant Credit Rating1 Leases SF (000s) ABR % 1 Dick's Sporting Goods BBB 5 276 4% 2 Best Buy BBB+ 5 187 3% 3 AMC CCC+ 2 134 3% 4 Fidelity BBB 2 122 2% 5 Ross/dd's Discount A- 7 194 2% 6 Nordstrom Rack BB 4 145 2% 7 Burlington BB+ 5 175 2% 8 TJ Maxx/HomeGoods/Marshalls A 6 177 2% 9 Barnes & Noble NR 4 102 2% 10 Southern University NR 1 60 2% 11 Whole Foods Market AA- 1 60 1% 12 Academy Sports & Outdoors BB+ 2 129 1% 13 PetSmart B+ 4 78 1% 14 Hobby Lobby NR 2 110 1% 15 Regal Cinemas NR 1 51 1% 16 Bob's Discount Furniture NR 2 86 1% 17 DSW Shoe Warehouse NR 4 69 1% 18 Onelife Fitness NR 1 45 1% 19 Floor & Decor BB 1 75 1% 20 Old Navy BB+ 3 59 1% Top 20 62 2,334 34% As of June 30, 2026 ABR metrics represent cash ABR excluding the impact of straight-line rent. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Ashford Lane | Atlanta, GA The Collection at Forsyth | Atlanta, GA

12 © CTO Realty Growth, Inc. | ctoreit.com Rank Industry SF (000s) ABR % 1 Casual Dining 353 12% 2 Off-Price Retail 764 10% 3 Apparel 349 7% 4 Entertainment 414 7% 5 Sporting Goods 471 7% 6 Specialty Retail 294 6% 7 Healthcare Services 188 6% 8 Beauty & Cosmetics 217 6% 9 Fast Casual Restaurant 139 5% 10 Consumer Electronics 244 5% 11 Health & Fitness 216 4% 12 Financial Services 189 4% 13 Home Furnishings 255 4% 14 Grocery 169 3% 15 Quick Service Restaurant 72 2% Top 15 4,333 88% Industry Composition As of June 30, 2026 ABR represents cash ABR and excludes the effect of non-cash straight line rent The Collection at Forsyth Atlanta, GA

Contractual Rent Bumps & Lease Rollover Schedule

91% of Leases by ABR Have Contractual Rent Bumps

9%
No Contractual Rent Increases

28%
Contractual Rent Increases At Extension



35%
Annual Contractual Rent Increases

63%
of Leases Have Contractual Rent Increases in the Current Lease Term

28%
Non-Annual Contractual Rent Increases



Superica
Ashford Lane
Atlanta, GA



CULINARY DROPOUT
Ashford Lane
Atlanta, GA

Lease Rollover Schedule - % ABR



2%
8%
19%
10%
9%
14%
8%
5%
8%
7%
10%
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Thereafter

As of June 30, 2026. ABR metrics represent cash ABR excluding the impact of straight-line rent.

1. Percent of ABR from tenants or the parents of a tenant. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

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14 © CTO Realty Growth, Inc. | ctoreit.com Historical Leasing Upside Since Acquisition As of June 30, 2026 unless otherwise noted. Beaver Creek Raleigh, NC Collection at Forsyth Atlanta, GA Plaza at Rockwall Dallas, TX Marketplace at Seminole Orlando, FL SF Leased Since Acquisition 284k 428k 151k 148k Comparable SF Leased Since Acquisition 272k 363k 134k 145k Cash Rent Spread 32% 14% 23% 48% Q2 2026 Leased Occupancy 100% 93% 100% 99% Occupancy Increase since Acquisition 300 bps 700 bps 500 bps 100 bps

Structured Investments Portfolio

Property	Type	Current Maturity	Current Yield	Current Face Amount ($M)
Southwest Class A Retail Center	Retail Preferred Equity	April 2028	12.00%	$75.8
Rivana	Land Development First Mortgage	September 2028	11.62%[2]	$44.1
Whole Foods Development - Northeast	Grocery-Anchored Retail Preferred Equity	October 2027	12.00%[3]	$21.5
Whole Foods Development - Forsyth, GA	Grocery-Anchored Retail First Mortgage	May 2027	12.15%	$21.3
Founders Square	Office First Mortgage	March 2027	9.50%	$15.0
Series A Preferred Investment	Entertainment Real Estate Preferred Equity	NA [1]	14.00%	$10.0
Main Street	Retail First Mortgage	August 2030	6.50%	$5.0
Total Structured Investments at Quarter End			**11.69%**	**$192.6**
Mixed-Use Property	Mixed-Use First Mortgage	July 2028	9.75%	$29.8
Total Structured Investments Pro Forma for July 2026 Origination			**11.43%**	**$222.4**

As of June 30, 2026 unless noted otherwise.

1. The Series A Preferred Investment is not redeemable prior to July 11, 2029, except upon the occurrence of certain specified events.
2. Amounts funded prior to December 31, 2025 carry a coupon rate of 11.50%, while draws subsequent to that date have a 12.00% coupon rate, including 10.00% cash and 2.00% accrued paid-in-kind interest. The disclosed rate represents the weighted average coupon rate as of June 30, 2026.
3. Coupon rate is 9.00% cash and 3.00% paid-in-kind interest.

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16 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing – 12% % GAAP ABR PINE Company Profile 1. Calculated using annualized Q2 2026 income 2. Based on PINE’s $20.76 per share common stock price as of June 30, 2026 and announced Q3 2026 dividend of $0.32 per share. As of June 30, 2026 Dividend Yield2 6.2% Implied Cap Rate 7.1% Number of Properties 128 Number of States with a Property 31 Total Portfolio Square Feet 4.5M Annualized Base Rent $50.0M % of ABR from Investment Grade Rated Tenants 55% % of ABR from Credit-Rated Tenants 68% CTO Income from PINE Investment Q3 2026 Run-Rate Management Fee Income Dividend Income Total $5.7M $3.2M $8.9M Diversified Geographic Footprint by ABR High-Quality Top Tenancy 13.1% CTO’s Ownership Interest in Alpine Income Property Trust $51.3 Million CTO’s Investment in Alpine Income Property Trust as of June 30, 2026 2.47 million shares and units at $20.76 share price CTO generates ~$8.9 million1 of income & dividends managing Alpine Income Property Trust (NYSE: PINE)

17 © CTO Realty Growth, Inc. | ctoreit.com Balance Sheet Exchange at Gwinnett Buford, GA As of June 30, 2026 1. As of June 30, 2026, the Company has $107.0 million of undrawn commitments, prior to borrowing base limitations, on our Revolving Credit Facility, and $24.8 million of cash on hand. 2. The Company’s senior unsecured revolving credit facility initially matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions. 3. Interest rates are comprised of Daily or Term SOFR (plus 10 bps for the Credit Facility, 2027 Term Loan and 2028 Term Loan) and a pricing spread based on leverage as defined in the related credit agreement. Fixed rates reflect SOFR swaps, see the latest Form 10-Q for more details regarding our SOFR swaps. As of 6/30/2026 Fixed/Float Initial Loan Maturity2 Weighted Average Rate3 Principal Price Plaza Mortgage Fixed Aug 2026 4.06% $18 Credit Facility Fixed Jan 2027 5.30% 50 Credit Facility Floating Jan 2027 5.13% 143 2027 Term Loan Fixed Jan 2027 2.80% 100 2028 Term Loan Fixed Jan 2028 5.18% 100 2029 Term Loan Fixed Sep 2029 4.67% 125 2030 Term Loan Fixed Sep 2030 4.69% 125 Total /Average 4.60% $661 Fully Extended Debt Maturities (in millions) 2 $132M liquidity1 41% net debt to total enterprise value (TEV) 5.8x net debt to pro forma adjusted EBITDA $100 $100 $125 $125 $18 $193 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility

18 © CTO Realty Growth, Inc. | ctoreit.com 2026 Guidance Exchange at Gwinnett Buford, GA $ and shares outstanding in millions, except per share data. 1. See reconciliation of our 2026 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 4. 2. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. Before potential impact from income producing acquisitions and dispositions. Current Previous Core FFO Per Diluted Share1 $2.09 to $2.13 $2.06 to $2.11 Growth at Guidance Mid-Point vs. 2025A 12.8% AFFO Per Diluted Share1 $2.21 to $2.25 $2.19 to $2.24 Growth at Guidance Mid-Point vs. 2025A 13.2% The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2026 is as follows: The Company’s 2026 guidance includes but is not limited to the following assumptions: Current Previous Investments (in millions) $300 to $400 $175 to $250 Same-Property NOI Growth for Shopping Centers 2 5.0% to 6.0% 3.5% to 4.5% General and Administrative Expenses (in millions) $20.0 to $20.2 $19.7 to $20.2

19 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE) Aaron M. Johnson Vice President, Investments ▪ Former Senior Vice President, Transactions at Westwood Financial; Managing Principal, Investment Properties Group at SRS Real Estate Partners; and Director, Capital Markets at HFF/JLL (NYSE: JLL)

20 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “outlook,” “guidance,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, ongoing geopolitical war, distress in the banking sector, and global supply chain disruptions; credit risk associated with the Company investing in commercial loans, preferred equity, and similarly structured investments; the ultimate geographic spread, severity and duration of pandemics, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants or borrowers to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of investment securities (which are presented net of income tax expense or benefit, if applicable), in addition to the mark-to-market of the Company’s investment securities. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items.

21 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of investment securities (which are presented net of income tax expense or benefit, if applicable), in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the current expected credit losses on commercial loans and investments at the time of origination and repayment, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

22 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on July 28, 2026. ▪ All information is as of June 30, 2026, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2026 Guidance” in this presentation is based on the 2026 Guidance provided in the Company’s Second Quarter 2026 Operating Results press release filed on July 28, 2026. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,471,556 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

23 © CTO Realty Growth, Inc. | ctoreit.com Consolidated Statements of Operations (Unaudited, in thousands, except share, per share and dividend data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Revenues Income Properties $ 37,136 $ 33,375 $ 73,716 $ 65,047 Management Fee Income 1,466 1,247 2,815 2,425 Interest Income From Commercial Loans and Investments 5,229 3,016 8,473 5,977 Total Revenues 43,831 37,638 85,004 73,449 Direct Cost of Revenues Income Properties (11,126) (10,178) (21,294) (19,069) Total Direct Cost of Revenues (11,126) (10,178) (21,294) (19,069) General and Administrative Expenses (4,630) (4,448) (9,707) (9,131) Provision for Impairment and Adjustment to CECL Reserve (1,084) — (763) — Depreciation and Amortization (15,847) (15,294) (31,803) (29,658) Total Operating Expenses (32,687) (29,920) (63,567) (57,858) Gain on Disposition of Assets 2,107 — 2,107 — Loss on Extinguishment of Debt — (20,396) — (20,396) Other Gain (Loss) 2,107 (20,396) 2,107 (20,396) Total Operating Income (Loss) 13,251 (12,678) 23,544 (4,805) Investment and Other Income (Loss) 10,765 (3,687) 14,008 (3,112) Interest Expense (7,783) (6,859) (15,054) (12,995) Income (Loss) Before Income Tax Expense 16,233 (23,224) 22,498 (20,912) Income Tax Expense (1,121) (194) (1,181) (245) Net Income (Loss) Attributable to the Company 15,112 (23,418) 21,317 (21,157) Distributions to Preferred Stockholders (1,878) (1,878) (3,756) (3,756) Net Income (Loss) Attributable to Common Stockholders $ 13,234 $ (25,296) $ 17,561 $ (24,913) Per Share Information: Basic and Diluted Net Income (Loss) Attributable to Common Stockholders $ 0.38 $ (0.77) $ 0.52 $ (0.78) Weighted Average Number of Common Shares Basic 34,988,612 32,678,771 33,760,706 32,118,982 Diluted 35,024,642 32,727,831 33,788,343 32,174,574 Dividends Declared and Paid - Preferred Stock $ 0.40 $ 0.40 $ 0.80 $ 0.80 Dividends Declared and Paid - Common Stock $ 0.38 $ 0.38 $ 0.76 $ 0.76

24 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures (Unaudited, in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net Income (Loss) Attributable to the Company $ 15,112 $ (23,418) $ 21,317 $ (21,157) Adjustments: Depreciation and Amortization of Real Estate 15,831 15,277 31,769 29,623 Gain on Disposition of Assets (2,107) — (2,107) — Provision for Impairment and Adjustment to CECL Reserve 1,084 — 763 — Realized and Unrealized Loss (Gain) on Investment Securities, Net of Income Tax (8,905) 4,549 (11,008) 4,714 Funds from Operations $ 21,015 $ (3,592) $ 40,734 $ 13,180 Distributions to Preferred Stockholders (1,878) (1,878) (3,756) (3,756) Funds From Operations Attributable to Common Stockholders $ 19,137 $ (5,470) $ 36,978 $ 9,424 Adjustments: Loss on Extinguishment of Debt — 20,396 — 20,396 Amortization of Intangibles to Lease Income (699) (267) (1,609) (716) Core Funds From Operations Attributable to Common Stockholders $ 18,438 $ 14,659 $ 35,369 $ 29,104 Adjustments: Straight-Line Rent Adjustment (423) (712) (863) (1,285) Other Depreciation and Amortization (2) (1) (2) (2) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 6 318 347 685 Non-Cash Compensation 1,116 1,003 2,522 2,286 Adjusted Funds From Operations Attributable to Common Stockholders $ 19,135 $ 15,267 $ 37,373 $ 30,788 FFO Attributable to Common Stockholders per Common Share - Diluted $ 0.55 $ (0.17) $ 1.09 $ 0.29 Core FFO Attributable to Common Stockholders per Common Share - Diluted $ 0.53 $ 0.45 $ 1.05 $ 0.90 AFFO Attributable to Common Stockholders per Common Share - Diluted $ 0.55 $ 0.47 $ 1.11 $ 0.96 Supplemental Disclosure: PIK Interest Earned $ 125 $ — $ 133 $ — PIK Interest Paid — — — — PIK Interest Earned in Excess of PIK Interest Paid $ 125 $ — $ 133 $ —

25 © CTO Realty Growth, Inc. | ctoreit.com Same-Property NOI Reconciliation 1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items. (Unaudited, in thousands) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net Income (Loss) Attributable to the Company $ 15,112 $ (23,418) $ 21,317 $ (21,157) Gain on Disposition of Assets (2,107) — (2,107) — Loss on Extinguishment of Debt — 20,396 — 20,396 Provision for Impairment and Adjustment to CECL Reserve 1,084 — 763 — Depreciation and Amortization 15,847 15,294 31,803 29,658 Amortization of Intangibles to Lease Income 699 267 1,609 716 Straight-Line Rent Adjustment 423 712 863 1,285 Accretion of Tenant Contribution 13 13 26 26 Interest Expense 7,783 6,859 15,054 12,995 General and Administrative Expenses 4,630 4,448 9,707 9,131 Investment and Other Income (10,765) 3,687 (14,008) 3,112 Income Tax Expense 1,121 194 1,181 245 Management Fee Income (1,466) (1,247) (2,815) (2,425) Interest Income From Commercial Loans and Investments (5,229) (3,016) (8,473) (5,977) Other Non-Recurring Items (1) (164) (97) (765) (207) Less: Impact of Properties Not Owned for the Full Reporting Period (5,982) (4,418) (16,151) (11,441) Same-Property NOI $ 20,999 $ 19,674 $ 38,004 $ 36,357 Less: Same Property NOI for Other Properties (703) (1,242) (1,261) (2,406) Same-Property NOI for Shopping Centers $ 20,296 $ 18,432 $ 36,743 $ 33,951

26 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma Adjusted EBITDA 1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items. 2. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investments and disposition activity during the three months ended June 30, 2026. 3. Includes restricted cash to be reinvested through the like-kind exchange structure. (Unaudited, in thousands) Three Months Ended June 30, 2026 Net Income Attributable to the Company $ 15,112 Depreciation and Amortization of Real Estate 15,831 Gain on Disposition of Assets (2,107) Provision for Impairment and Adjustment to CECL Reserve 1,084 Unrealized Gain & Realized Loss on Investment Securities, Net of Income Tax (8,905) Distributions to Preferred Stockholders (1,878) Amortization of Intangibles to Lease Income (699) Straight-Line Rent Adjustment (423) Other Depreciation and Amortization (2) Amortization of Loan Costs and Capitalized Interest 6 Non-Cash Compensation 1,116 Other Non-Recurring Items (1) (164) Interest Expense, Net of Amortization of Loan Costs 7,777 Adjusted EBITDA $ 26,748 Annualized Adjusted EBITDA $ 106,992 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (2) 2,550 Pro Forma Adjusted EBITDA $ 109,542 Total Long-Term Debt $ 658,705 Financing Costs, Net of Accumulated Amortization 2,095 Cash and Cash Equivalents (8,056) Restricted Cash (3) (16,761) Net Debt $ 635,983 Net Debt to Pro Forma Adjusted EBITDA 5.8 x

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